Exhibit 99.3 (1 of 2)
KeyCorp
Consolidated Balance Sheets
(dollars in millions)

	6-30-08	3-31-08	6-30-07

ASSETS
Loans	$75,855	$76,444	$66,692
Loans held for sale	1,833	1,674	4,546
Securities available for sale	8,312	8,419	7,819
Held-to-maturity securities	25	29	37
Trading account assets	1,483	1,015	994
Short-term investments	826	577	471
Other investments	1,559	1,561	1,602

Total earning assets	89,893	89,719	82,161
Allowance for loan losses	(1,421)	(1,298)	(945)
Cash and due from banks	1,912	1,730	1,818
Premises and equipment	748	712	600
Operating lease assets	1,089	1,070	1,110
Goodwill	1,598	1,599	1,202
Other intangible assets	146	164	110
Corporate-owned life insurance	2,917	2,894	2,822
Derivative assets	1,693	1,508	374
Accrued income and other assets	2,969	3,394	3,715

Total assets	$101,544	$101,492	$92,967

LIABILITIES
Deposits in domestic offices:
NOW and money market deposit accounts	$27,278	$26,527	$23,315
Savings deposits	1,809	1,826	1,613
Certificates of deposit ($100,000 or more)	8,699	8,330	6,197
Other time deposits	12,541	12,933	11,832

Total interest-bearing deposits	50,327	49,616	42,957
Noninterest-bearing deposits	10,561	10,896	14,199
Deposits in foreign office — interest-bearing	3,508	4,190	3,443

Total deposits	64,396	64,702	60,599
Federal funds purchased and securities sold under repurchase agreements	2,088	3,503	4,362
Bank notes and other short-term borrowings	5,985	5,464	2,476
Derivative liabilities	637	465	248
Accrued expense and other liabilities	4,626	4,429	5,000
Long-term debt	15,106	14,337	12,581

Total liabilities	92,838	92,900	85,266

SHAREHOLDERS’ EQUITY
Preferred stock	650	—	—
Common shares	577	492	492
Capital surplus	2,544	1,659	1,652
Retained earnings	7,461	8,737	8,720
Treasury stock, at cost	(2,675)	(2,689)	(2,994)
Accumulated other comprehensive income (loss)	149	393	(169)

Total shareholders’ equity	8,706	8,592	7,701

Total liabilities and shareholders’ equity	$101,544	$101,492	$92,967

Common shares outstanding (000)	485,662	400,071	389,362

Exhibit 99.3 (2 of 2)
KeyCorp
Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended			Six months ended
	6-30-08	3-31-08	6-30-07	6-30-08	6-30-07

INTEREST INCOME
Loans	$717	$1,123	$1,176	$1,840	$2,337
Loans held for sale	20	87	82	107	157
Securities available for sale	111	109	106	220	206
Held-to-maturity securities	—	1	—	1	1
Trading account assets	10	13	7	23	14
Short-term investments	8	9	9	17	20
Other investments	14	12	15	26	28

Total interest income	880	1,354	1,395	2,234	2,763

INTEREST EXPENSE
Deposits	347	428	447	775	880
Federal funds purchased and securities sold under repurchase agreements	15	28	59	43	108
Bank notes and other short-term borrowings	27	39	18	66	29
Long-term debt	133	146	185	279	381

Total interest expense	522	641	709	1,163	1,398

NET INTEREST INCOME	358	713	686	1,071	1,365
Provision for loan losses	647	187	53	834	97

Net interest income after provision for loan losses	(289)	526	633	237	1,268

NONINTEREST INCOME
Trust and investment services income	138	129	115	267	240
Service charges on deposit accounts	93	88	84	181	159
Investment banking and capital markets income	80	8	52	88	96
Operating lease income	68	69	66	137	130
Letter of credit and loan fees	51	37	45	88	83
Corporate-owned life insurance income	28	28	32	56	57
Electronic banking fees	27	24	25	51	49
Net gains (losses) from loan securitizations and sales	33	(101)	33	(68)	42
Net securities (losses) gains	(1)	3	2	2	(45)
Net (losses) gains from principal investing	(14)	9	90	(5)	119
Gain from redemption of Visa Inc. shares	—	165	—	165	—
Gain from sale of McDonald Investments branch network	—	—	—	—	171
Other income	52	69	105	121	202

Total noninterest income	555	528	649	1,083	1,303

NONINTEREST EXPENSE
Personnel	404	409	411	813	839
Net occupancy	62	66	59	128	122
Computer processing	43	47	49	90	100
Operating lease expense	55	58	55	113	107
Professional fees	33	23	26	56	52
Equipment	23	24	24	47	49
Marketing	21	14	20	35	39
Other expense	140	91	171	231	291

Total noninterest expense	781	732	815	1,513	1,599

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(515)	322	467	(193)	972
Income taxes	611	104	130	715	277

(LOSS) INCOME FROM CONTINUING OPERATIONS	(1,126)	218	337	(908)	695
Loss from discontinued operations, net of taxes	—	—	(3)	—	(11)

NET (LOSS) INCOME	$(1,126)	$218	$334	$(908)	$684

Net (loss) income applicable to common shares	$(1,126)	$218	$334	$(908)	$684

Per common share:
(Loss) income from continuing operations	$(2.70)	$.55	$.86	$(2.23)	$1.76
Net (loss) income	(2.70)	.55	.85	(2.23)	1.73

Per common share — assuming dilution:
(Loss) income from continuing operations	$(2.70)	$.54	$.85	$(2.23)	$1.74
Net (loss) income	(2.70)	.54	.84	(2.23)	1.71
Cash dividends declared per common share	$.375	—	$.365	$.375	$.73
Weighted-average common shares outstanding (000)	416,629	399,121	392,045	407,875	394,944
Weighted-average common shares and potential common shares outstanding (000)	416,629	399,769	396,918	407,875	400,180